AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")

                     AMERITAS VARIABLE SEPARATE ACCOUNT VA-2
                              ("Separate Account")

                                  Supplement to
                               Overture Medley (R)
                          Prospectus Dated May 1, 2009

                          Supplement Dated May 29, 2009

This supplement amends certain disclosures contained in the above-referenced prospectus for the policy with the same name. Please keep this supplement together with your prospectus for future reference. Please note that some information provided below may not be applicable to you.

1. Page 5, CHARGES, footnote 6 is added to TRANSACTION FEES, PREMIUM WITHDRAWAL CHARGES, o 403(b) TSA Endorsement 7 Year Withdrawal Charge. Text for footnote 6 is deleted and replaced with the following:

     REQUIRED for 403(b) Policies issued after January 1, 2002. 403(b) TSA Endorsement 7-Year Premium Withdrawal Charge schedule applies in all states except SC and WA; in those states the base Policy 9-Year Premium Withdrawal Charge schedule applies. The PA 7- year schedule varies from this chart.

2.   Page 6, CHARGES, footnote 8 is revised to delete the reference to "TX."

3. Page 13, 403(b) Tax Sheltered Annuity Charges, the first sentence is deleted and replaced with the following:

     403(b) Tax Sheltered Annuity endorsements issued after January 1, 2002 include a 403(b) TSA Endorsement 7-Year Withdrawal Charge schedule in all states except SC and WA; in those states the base Policy 9-Year Premium Withdrawal Charge schedule applies. The PA 7-Year schedule varies from the schedule used in other states. (We will provide you with the correct schedule for your state prior to your purchase of a Policy.)

4. Page 28, o"Free" Withdrawal Riders, the last sentence is deleted and replaced with the following:

     For all Policies that are issued pursuant to a 403(b) tax sheltered annuity plan, either the 10% "Free" No Withdrawal Rider or one of the TSA No Withdrawal Charge Riders may be elected at issue of the Policy.

5. Page 31, Optional Death Benefit Riders, o Optional Guaranteed Minimum Death Benefit Riders, the sentence "Each rider ends at your age 85." is deleted and replaced with the following:

     At your age 85, each rider terminates and the rider charges end. The death benefit becomes the standard death benefit, which is the greater of the Policy value or the amount invested less withdrawals. (If your Policy also has the No Withdrawal Charge Rider, the death benefit becomes the Policy value.)

6. Page 37, ACCUMULATION PHASE, Withdrawals, in the first paragraph, the last sentence is deleted and replaced with the following:

     A second request for a withdrawal in a Rider Year will automatically transition the rider to the Withdrawal Phase as described in the Withdrawal Phase section below.

7. Appendix A: Accumulation Unit Values, page A:7, the number of accumulation units in the Third Avenue Value Portfolio on December 31, 2003, for the Registrant's other policies, which are no longer offered for sale, but for which the Registrant may continue to accept payments is corrected to be 1,416,630.

All other provisions of your prospectus remain as stated in your policy and prospectus as previously amended.

       Please retain this Supplement with the current prospectus for your variable policy issued by Ameritas Life Insurance Corp.

       If you do not have a current prospectus, please contact Ameritas at
                                 1-800-745-1112.